Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Taxes
Income Taxes

C. Income Taxes

        Our effective tax rate for the nine months ended September 30, 2013 was affected by a $7.5 million interest refund allocation from AIG related to IRS audit adjustments, which had a beneficial impact to our effective tax rate and was discretely recorded for the nine months ended September 30, 2013. Our effective tax rate for the three months ended September 30, 2013 was affected by minor permanent items and interest accrued on uncertain tax positions and IRS audit adjustments. Our effective tax rate for the nine months ended September 30, 2012 was beneficially impacted due to a May 2012 decision granted in favor of a taxpayer whereby the Federal Court of Claims held that in calculating the gain realized upon the sale of an asset under the Foreign Sales Corporation regime, the asset's adjusted tax basis should not be reduced by the amount of disallowed depreciation deductions allocable to tax-exempt foreign trade income. Based upon the decision reached in the case, we have adjusted our tax basis in certain flight equipment and recorded an income tax benefit of approximately $588 million and a corresponding reserve of $425.4 million for uncertain tax positions, resulting in a net tax benefit of $162.6 million in the nine months ended September 30, 2012.

Note O—Income Taxes

        The following table presents income (loss) from continuing operations before income tax expense (benefit) by U.S. and foreign income (loss), based on the location in which such pre-tax income (loss) was earned or incurred.

	Years Ended December 31,
	2012	2011	2010
	(Dollars in thousands)
U.S.	$19,835	$(1,309,684)	$(1,095,788)
Foreign	351,256	275,705	331,152

Total	$371,091	$(1,033,979)	$(764,636)

        Our foreign entities are generally treated as foreign disregarded entities of a U.S. corporation for U.S federal income tax purposes. Accordingly, the foreign income is also subject to U.S. federal income tax on a current basis.

        The (benefit) provision for income taxes is comprised of the following:

	2012	2011	2010
	(Dollars in thousands)
Current:
Federal	$23,859	$156,086	$41,357
State	(613)	1,175	677
Foreign	494	990	1,459

	23,740	158,251	43,493
Deferred:
Federal	(73,202)	(553,439)	(314,923)
State	(6,332)	32,443	(22,940)
Foreign	16,563	52,667	25,402

	(62,971)	(468,329)	(312,461)

	$(39,231)	$(310,078)	$(268,968)

        ILFC is included in the consolidated federal income tax return of AIG as well as certain state tax returns where AIG files on a combined/unitary basis. Under our tax sharing agreement with AIG, we settle our current tax liability as if ILFC and its subsidiaries are each a separate taxpayer. Thus, AIG credits us to the extent our net operating losses, foreign tax credits and other tax benefits (calculated on a separate return basis) are used in AIG's consolidated tax return and charges us to the extent of our tax liability (calculated on a separate return basis).

        The net deferred tax liability consists of the following deferred tax liabilities (assets):

	2012	2011
	(Dollars in thousands)
Deferred Tax Liabilities
Accelerated depreciation on flight equipment	$4,999,957	$4,992,981

Total Deferred Tax Liabilities	$4,999,957	$4,992,981

Deferred Tax Assets
Straight line rents	$(23,719)	$(6,102)
Estimated reimbursements of overhaul rentals	(267,157)	(261,833)
Capitalized overhauls	(100,418)	(80,479)
Rent received in advance	(91,879)	(89,013)
Derivatives	(8,155)	(12,532)
Accruals and reserves	(110,466)	(119,232)
Net operating loss carry forward and other tax attributes	(211,854)	(143,108)
Investment in foreign subsidiaries	(69,230)	(52,668)
Other	(10,146)	(52,667)

Total Deferred Tax Assets	$(893,024)	$(817,634)

Valuation Allowance	$35,790	$29,242

Total Deferred Tax Assets After Valuation Allowance	$(857,234)	$(788,392)

Net Deferred Tax Liability	$4,142,723	$4,204,589

        Our U.S. federal net operating losses are generally classified as deferred tax assets due to uncertainties with regard to the timing of their future utilization in the consolidated tax return of AIG. On a separate tax return basis, we have U.S. federal gross net operating loss carryforwards of $995 million and $305.6 million for December 31, 2012 and December 31, 2011, respectively. Our U.S. federal net operating loss carryforwards expire beginning in 2028. In addition, as of December 31, 2012 and December 31, 2011, we also have gross foreign net operating loss carryforwards of $283.0 million and $317.8 million, respectively. Our foreign net operating loss carryforwards do not expire. In Australia, because we do not expect to generate sufficient sources of taxable income to fully utilize our foreign net operating loss carryforwards, we have recorded a valuation allowance of $35.8 million and $29.2 million, resulting in a deferred tax asset, net of valuation allowance, of $0 million and $43.0 million at December 31, 2012 and December 31, 2011, respectively. We have U.S. foreign tax credits carryforwards which begin to expire in 2018. We also have certain state net operating loss carryforwards which begin to expire in 2025.

        In making our assessment of the realization of deferred tax assets including net operating loss carry forwards, we considered all available evidence, including (i) the projected amount, nature and timing of the realization of deferred tax liabilities; (ii) current and projected taxable income; (iii) implications of our tax sharing agreement with AIG; and (iv) tax planning strategies.

        A reconciliation of the expected total provision at the statutory tax rate for income taxes to the amount recorded is as follows:

	2012	2011	2010
	(Dollars in thousands)
Computed expected provision at 35%	$129,882	$(361,893)	$(267,623)
State income tax, net of Federal	(4,514)	21,852	(14,470)
Foreign Taxes	—	—	133
IRS audit adjustments	(2,802)	37,011	8,656
Tax basis adjustment	(162,639)	—	—
Other	842	(7,048)	4,336

Provision for income taxes	$(39,231)	$(310,078)	$(268,968)

        We are periodically advised of certain IRS and other adjustments identified in the AIG's consolidated tax return which are attributable to our operations. Under our tax sharing arrangement, we provide a charge or credit for the effect of the adjustments and the related interest in the period we are advised of such adjustments and interest. We recognized $(2.8) million, $37 million and $8.7 million of IRS audit adjustments in our Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010, respectively.

        In May 2012, a decision in favor of a taxpayer was granted whereby the U.S. Court of Federal Claims held that in calculating the gain realized upon the sale of an asset under the Foreign Sales Corporation regime, the asset's adjusted tax basis should not be reduced by the amount of disallowed depreciation deductions allocable to tax-exempt foreign trade income. Based upon the decision reached in the case, we have adjusted our tax basis in certain flight equipment and recorded an income tax benefit of approximately $601 million and a corresponding reserve of $438.5 million for uncertain tax positions, resulting in a net tax benefit of $162.6 million.

        A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(Dollars in thousands)
Balance at January 1, 2010	$165,824
Additions based on tax positions related to 2010	53,584
Additions for tax positions of prior years	5,944
Reductions for tax positions of prior years	—

Balance at December 31, 2010	225,352

Additions based on tax positions related to 2011	48,549
Additions for tax positions of prior years	800
Reductions for tax positions of prior years	(18,115)

Balance at December 31, 2011	256,586

Additions based on tax positions related to 2012	480,927
Additions for tax positions of prior years	5,652
Reductions for tax positions of prior years	(17,419)

Balance at December 31, 2012	$725,746

        Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. We recognized $2.7 million, $(4.3) million and $5.0 million of interest, net of the federal benefit, in the Consolidated Statements of Operations for the years ended December 31, 2012, 2011, and 2010, respectively. At December 31, 2012, 2011, and 2010, we had accrued $11.7 million, $8.9 million and $13.2 million, respectively, for the payment of interest, net of the federal tax benefit. At December 31, 2012, 2011 and 2010, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the tax rate were $725.7 million, $256.6 million and $225.3 million, respectively.

        We regularly evaluate adjustments proposed by taxing authorities. At December 31, 2012, such proposed adjustments would not have resulted in a material change to our consolidated financial condition, although it is possible that the effect could be material to our consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next 12 months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.

        Although we operate in various countries throughout the world, the major tax jurisdictions in which we operate in are the U.S. and Ireland. In the U.S., we are included in AIG's consolidated federal income tax return, which is currently under examination for tax years 2000 through 2006. In Ireland, we are subject to examination for tax years from 2008 through 2011.